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                                   EXHIBIT 23
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


     We consent to the incorporation by reference in this Annual Report (Form 10-K) of West Town Bancorp, Inc. of our report dated May 13, 1997, included in the 1997 Annual Report to Stockholders of West Town Bancorp, Inc.



                              Cobitz, VandenBerg & Fennessy



Hickory Hills, Illinois
June 6, 1997